UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 14, 2006

ADAPTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

691 S. Milpitas Boulevard
Milpitas, CA
95035

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 945-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Offer Letter with Judith M. O’Brien

On July 14, 2006, Adaptec, Inc. (the “Company”) entered into an offer letter with Judith M. O’Brien (the “O’Brien Offer Letter”) for Ms. O’Brien to join the Company’s Board of Directors. Pursuant to the O’Brian Offer Letter and consistent with the Company’s compensation policy for non-employee directors, Ms. O’Brien will receive $6,500 per fiscal quarter and $3,000 per scheduled Board meeting attended, plus travel expenses. The Chairman of the Board of Directors can designate additional non-scheduled Board meetings, for which Ms. O’Brien would receive a reduced fee of $2,000 for each meeting attended. If Ms. O’Brien is elected to chair the Company’s Compensation Committee, she will receive an additional $7,000 per fiscal year, and if Ms. O’Brien is elected to chair the Company’s Audit Committee, she will receive an additional $10,000 per fiscal year. She will also receive $1,200 per formal committee meeting, if she is elected to serve on a Board committee.

Also, in accordance with the Company’s 2000 Director Option Plan, Ms. O’Brien was granted an option to purchase 32,500 shares of the Company’s common stock on July 14, 2006, the date she first became a director, at an exercise price of $4.00 per share (the closing price of the Company’s common stock on the NASDAQ Global Market on the date immediately preceding her acceptance date). The option grant will vest with respect to 25% of the underlying shares on the one-year anniversary of the grant and then quarterly thereafter such that the option will be fully vested at the end of four years.

The O’Brien Offer Letter also provides that if the Company’s stockholders approve a proposed new director stock plan (the “New Plan”) at the Company’s 2006 Annual Meeting of Stockholders, then Ms. O’Brien will receive 16,250 shares of restricted stock immediately after the annual meeting that will fully vest after one year. Also, pending stockholder approval of the New Plan, on May 31, 2007 and then annually each May 31st, Ms. O’Brien will receive a stock option to purchase 12,500 shares of the Company’s common stock that will vest quarterly over one year and 6,250 shares of restricted stock that will fully vest after twelve months. If the Company’s stockholders do not approve the New Plan, Ms. O’Brien will receive an option to purchase 7,500 shares of the Company’s common stock that will vest in the same manner as the 32,500-share option grant noted above.

The foregoing description of the O’Brien Offer Letter is qualified in its entirety by the O’Brien Offer Letter, a copy of which is filed as Exhibit 99.01 to this report.

Offer Letter with Jon S. Castor

On July 17, 2006, the Company entered into an offer letter with Jon S. Castor (the “Castor Offer Letter”) for Mr. Castor to join the Company’s Board of Directors. Pursuant to the Castor Offer Letter and consistent with the Company’s compensation policy for non-employee directors, Mr. Castor will receive $6,500 per fiscal quarter and $3,000 per scheduled Board meeting attended, plus travel expenses. The Chairman of the Board of Directors can designate additional non-scheduled Board meetings, for which Mr. Castor would receive a reduced fee of $2,000 for each meeting attended. If Mr. Castor is elected to chair the Company’s Compensation Committee, he will receive an additional $7,000 per fiscal year, and if Mr. Castor is elected to chair the Company’s Audit Committee, he will receive an additional $10,000 per fiscal year. He will also receive $1,200 per formal committee meeting, if he is elected to serve on a Board committee.

Also, in accordance with the Company’s 2000 Director Option Plan, Mr. Castor was granted an option to purchase 32,500 shares of the Company’s common stock on July 17, 2006, the date he first became a director at an exercise price of $4.03 per share (the closing price of the Company’s Common Stock on the NASDAQ Global Market on the date immediately preceding his acceptance date). The option grant will vest with respect to 25% of the underlying shares on the one-year anniversary of the grant and then quarterly thereafter such that the option will be fully vested at the end of four years.

The Castor Offer Letter also provides that if the Company’s stockholders approve the New Plan, then Mr. Castor will receive 16,250 shares of restricted stock immediately after the annual meeting that will fully vest after one year. Also pending stockholder approval of the New Plan, on May 31, 2007 and then annually each May 31st, Mr. Castor will receive a stock option to purchase 12,500 shares of the Company’s common stock that will vest quarterly over one year and 6,250 shares of restricted stock that will fully vest after twelve months. If the Company’s stockholders do not approve the New Plan,

Mr. Castor will receive an option to purchase 7,500 shares that vest in the same manner as the 32,500-share option grant noted above.

The foregoing description of the Castor Offer Letter is qualified in its entirety by the Castor Offer Letter, a copy of which is filed as Exhibit 99.02 to this report.

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 14, 2006, the Company’s Board of Directors elected Judith M. O’Brien to the Company’s Board of Directors, effective July 14, 2006. The information regarding the O’Brien Offer Letter described in Item 1.01 above is incorporated by reference into this Item 5.02.

On July 17, 2006, the Company’s Board of Directors elected Jon S. Castor to the Company’s Board of Directors, effective July 17, 2006. The information regarding the Castor Offer Letter described in Item 1.01 above is incorporated by reference into this Item 5.02.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment No. 1 to Bylaws

In connection with the appointment of Ms. O’Brien to the Company’s Board as described in Items 1.01 and 5.02 above, the Company’s Board of Directors amended Article III, Section 3.2 of Company’s bylaws (“Amendment No. 1”) to increase the authorized number of Board members from nine to ten, as of July 14, 2006, effective upon acceptance by Ms. O’Brien of her appointment to the Company’s Board.

The foregoing description of Amendment No. 1 is qualified in its entirety by Amendment No. 1, a copy of which is filed as Exhibit 3.01 to this report.

Amendment No. 2 to Bylaws

In connection with the appointment of Mr. Castor to the Company’s Board as described in Items 1.01 and 5.02 above, the Company’s Board of Directors amended Article III, Section 3.2 of Company’s bylaws (“Amendment No. 2”) to increase the authorized number of Board members from ten to eleven, as of July 17, 2006, effective upon acceptance by Mr. Castor of his appointment to the Company’s Board.

The foregoing description of Amendment No. 2 is qualified in its entirety by Amendment No. 2, a copy of which is filed as Exhibit 3.02 to this report.

Amendment No. 3 to Bylaws

In connection with the appointments of Mr. Castor and Ms. O’Brien to the Company’s Board as described in Items 1.01 and 5.02 above, and in light of the previously disclosed announcement by each of Carl J. Conti, Lucie J. Fjelstad and Ilene H. Lang, three of the Company’s non-employee directors, that he or she would not stand for re-election to the Company’s Board upon expiration of his or her term of office at the Company’s next annual meeting of stockholders, the Company’s Board of Directors amended Article III, Section 3.2 of Company’s bylaws (“Amendment No. 3”) to decrease the authorized number of Board members from eleven to eight, to be effective as of immediately preceding the Company’s 2006 Annual Meeting of Stockholders and contingent upon the acceptance by Mr. Castor and Ms. O’Brien of their respective appointments to the Company’s Board.

The foregoing description of Amendment No. 3 is qualified in its entirety by Amendment No. 3, a copy of which is filed as Exhibit 3.03 to this report.

Item 9.01.   Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit

3.01	Amendment No. 1 to Amended and Restated Bylaws of the Company

3.02	Amendment No. 2 to Amended and Restated Bylaws of the Company

3.03	Amendment No. 3 to Amended and Restated Bylaws of the Company

99.01	Offer Letter between the Company and Judith M. O’Brien, dated July 14, 2006

99.02	Offer Letter between the Company and Jon S. Castor, dated July 17, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2006	ADAPTEC, INC.

	By:	/s/ Christopher O’Meara
Christopher O’Meara
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.01	Amendment No. 1 to Amended and Restated Bylaws of the Company

3.02	Amendment No. 2 to Amended and Restated Bylaws of the Company

3.03	Amendment No. 3 to Amended and Restated Bylaws of the Company

99.01	Offer Letter between the Company and Judith M. O’Brien, dated July 14, 2006

99.02	Offer Letter between the Company and Jon S. Castor, dated July 17, 2006